Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SHC Advance Services Inc (the “Company”) on Form 10-Q for the Quarter ended July 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signatures	Title	Date

/s/ Victor Chang	President, Chief Financial Officer and Secretary	September 20, 2011
Victor Chang	(Principal executive officer and principal financial
officer)